Debt	12 Months Ended
Dec. 31, 2011
Debt [Abstract]
Debt
11.	Debt

Long-term debt was as follows:

	December 31, 2011	December 31, 2010
	(Millions)
Credit Agreement
Revolving credit facility, weighted-average variable interest rate of 1.69% and 1.14%, respectively, and net effective interest rate of 4.86% and 4.28%, respectively, due November 10, 2016 (a)	$497.0	$398.0
Debt Securities
Issued September 30, 2010, interest at 3.25% payable semi-annually, due October 1, 2015	250.0	250.0
Unamortized discount	(0.2)	(0.2)

Total long-term debt	$746.8	$647.8

(a)	$450.0 million of debt has been swapped to a fixed-rate obligation with effective fixed-rates ranging from 2.94% to 5.19%, for a net effective rate of 4.86% on the $497.0 million of outstanding debt under our revolving credit facility as of December 31, 2011.

Credit Agreement

On November 10, 2011, we entered into a Credit Agreement providing for a $1.0 billion revolving credit facility that matures November 10, 2016. The Credit Agreement replaced our Amended and Restated Credit Agreement dated as of June 21, 2007 (the Prior Credit Agreement), which had a total borrowing capacity of $850.0 million and would have matured on June 21, 2012. The initial borrowing under the Credit Agreement was used to repay the Company's indebtedness under the Prior Credit Agreement. The revolving credit facility provided by the Credit Agreement will be used for ongoing working capital requirements and for other general partnership purposes including acquisitions.

At December 31, 2011 and 2010, we had $1.1 million and $32.1 million, respectively, of letters of credit issued and outstanding under the Credit Agreement and the Prior Credit Agreement. As of December 31, 2011, the unused capacity under the revolving credit facility was $501.9 million, of which approximately $279.5 million was available for general working capital. We incurred $3.9 million of debt issuance costs associated with the Credit Agreement. These expenses are deferred as other long-term assets in the consolidated balance sheet and will be amortized over the term of the Credit Agreement.

Our borrowing capacity is limited at December 31, 2011 by the Credit Agreement's financial covenant requirements. Except in the case of a default, amounts borrowed under our credit facility will not mature prior to the November 10, 2016 maturity date.

Under the Credit Agreement, indebtedness under the revolving credit facility bears interest at either (1) LIBOR, plus an applicable margin ranging from 0.85% to 1.65% depending on our credit rating; or (2) (a) the base rate which shall be the higher of Wells Fargo Bank N.A.'s prime rate, the Federal Funds rate plus 0.50% or the LIBOR Market Index rate plus 1%, plus (b) an applicable margin ranging from 0% to 0.65% depending on our credit rating. The revolving credit facility incurs an annual facility fee of 0.15% to 0.35% depending on our credit rating. This fee is paid on drawn and undrawn portions of the revolving credit facility.

The Credit Agreement requires us to maintain a leverage ratio (the ratio of our consolidated indebtedness to our consolidated EBITDA, in each case as is defined by the Credit Agreement) of not more than 5.0 to 1.0, and on a temporary basis for not more than three consecutive quarters (including the quarter in which such acquisition is consummated) following the consummation of asset acquisitions in the midstream energy business of not more than 5.5 to 1.0.

Debt Securities

On September 30, 2010, we issued $250.0 million of 3.25% Senior Notes due October 1, 2015. We received proceeds of $247.7 million, which are net of underwriters' fees, related expenses and unamortized discounts of $1.5 million, $0.6 million and $0.2 million, respectively, which we used to repay funds borrowed under the revolver portion of the Prior Credit Agreement. Interest on the notes is paid semi-annually on April 1 and October 1 of each year, with the first payment made on April 1, 2011. The notes will mature on October 1, 2015, unless redeemed prior to maturity. The underwriters' fees and related expenses are deferred in other long-term assets in our consolidated balance sheets and will be amortized over the term of the notes.

The notes are senior unsecured obligations, ranking equally in right of payment with other unsecured indebtedness, including indebtedness under our Credit Agreement. We are not required to make mandatory redemption or sinking fund payments with respect to these notes. The securities are redeemable at a premium at our option.

The future maturities of long-term debt in the year indicated are as follows:

Debt Maturities
(Millions)
2012	$—
2013	—
2014	—
2015	250.0
Thereafter	497.0

Unamortized discount	(0.2)

Total	$746.8

Other Agreements

As of December 31, 2011, we had a contingent letter of credit for up to $10.0 million, on which we pay a fee of 0.50% per annum. This facility reduces the amount of cash we may be required to post as collateral. As of December 31, 2011, we had no letters of credit issued on this facility; any letters of credit issued on this facility will incur a fee of 1.75% per annum and will not reduce the available capacity under our credit facility.